Basis for the presentation of the consolidated financial statements and applicable accounting standard - Summary of Fair Values of Assets and Liabilities at Acquisition Date (Details) - FCA Compañía Financiera S.A.
$ in Thousands
Dec. 10, 2025 ARS ($)
ASSETS
Cash and cash equivalents	$ 9,246,080
Loans to customers	385,858,034
Tangible assets	634,988
Intangible assets	795,375
Other assets	219,543
ASSETS	396,754,020
LIABILITIES
Derivatives	148,556
Bank loans	160,466,036
Deposits from customers	25,832,464
Other financial liabilities	89,685,797
Debt securities issued	27,187,690
Income tax liabilities - Deferred	6,573,903
Income tax liabilities - Current	4,979,342
Provisions	524,954
Other liabilities	4,739,278
LIABILITIES	320,138,020
NET ASSETS AT FAIR VALUE	$ 76,616,000